GUARANTY

                            Project Commonly Known as
                         "Silver Mesa at Palomino Park"

     THIS GUARANTY ("Guaranty") made as of December 20, 2000, by WELLSFORD CAPITAL, a Maryland real estate investment trust ("Guarantor"), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns ("Lender").

                                 R E C I T A L S
                                 ---------------

          A. On or about the date  hereof,  SILVER MESA AT PALOMINO  PARK LLC, a
     Colorado  limited  liability  company  ("Borrower") and Lender entered into that certain Loan Agreement ("Loan Agreement") whereby Lender agreed to make a secured loan (the "Loan") available to Borrower in the maximum aggregate amount at any time outstanding not to exceed the sum of Thirty-Two Million Dollars ($32,000,000.00), to refinance the conversion to condominium ownership of that certain parcel of real property situated in Douglas County, Colorado (the "Land), upon which has been constructed a residential townhouse project consisting of two hundred sixty-four (264) residential units located in fifty-four (54) two-story buildings with attached garages and surface parking for six hundred seventy-nine (679) cars and an amenity package which includes a clubhouse, pool and laundry facilities commonly known as Silver Mesa at Palomino Park. All improvements now located at or hereinafter constructed on the Land, together with the Land, are hereinafter referred to as the "Project". Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

          B. In connection with the Loan, Borrower has executed and delivered a promissory note (the "Note") in favor of Lender of even date herewith in the amount of the Loan, payment of which is secured by (i) a Mortgage made by Borrower in favor of Lender on the Project and (ii) the other Loan Documents.

          C. Guarantor will derive material financial benefit from the Loan evidenced and secured by the Note, the Mortgage and the other Loan Documents.

          D. Lender has relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lender.

                                   AGREEMENTS
                                   ----------

          NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Lender and its respective successors, indorsees, transferees, participants and assigns as follows:

     1.  Guarantor  absolutely,   unconditionally  and  irrevocably  guarantees,
subject to the limitations on liability set forth in Section 20 hereof:

          (a) the full and prompt payment of the principal of and interest on the Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the full and prompt payment of all sums which may now be or may hereafter become due and owing under the Note, the Loan Agreement and the other Loan Documents;

          (b) the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 7 hereof); and

          (c) the full and prompt payment of all operating expense deficits incurred in connection with the operation, repair and maintenance of the Project and the marketing and sale of Condominium Units within the Project.

     All amounts due, debts, liabilities and payment obligations described in subsection (a) of this Section 1 shall be hereinafter collectively referred to as the "Indebtedness."

     2. In the event of any default by Borrower in the payment of the Indebtedness, after the expiration of any applicable cure or grace period, Guarantor agrees, on demand by Lender or the holder of the Note, to pay the Indebtedness regardless of any defense, right of set-off or claims which Borrower or Guarantor may have against Lender or the holder of the Note.

     All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies provided herein in part because they recognize that the choice of remedies in the event of a default hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good faith choice by Lender be given conclusive effect regardless of such subsequent developments.

     3. Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law; (b) agree to refrain from asserting, until after repayment in full of the Loan, any defense, right of set-off or other claim which Guarantor may have against Borrower; (c) waive any defense, right of set-off or other claim which Guarantor or Borrower may have against Lender, or the holder of the Note; (d) waive any and all rights Guarantor may have under any anti-deficiency statute or other similar protections; (e) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability; and (f) waive any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Project, the Loan, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender has no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the risk of nonperformance of Borrower's obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to induce Guarantor to deliver this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered by Lender.

     4. Guarantor further agrees that Guarantor's liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Loan Agreement, Mortgage or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrower or Guarantor, or by any change or modification in the Note, Loan Agreement, Mortgage or any other Loan Document, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Indebtedness even though Lender might lawfully have elected to apply such payments to any part or all of the Indebtedness, it being the intent hereof that Guarantor shall remain liable for the payment of the Indebtedness (subject to the limitations on Guarantor's liability set forth in Section 20 below), until the Indebtedness has been paid in full, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Note, Loan Agreement, Mortgage or other Loan Documents, and may waive or release any provision or provisions of the Note, Loan Agreement, Mortgage and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Lender's rights hereunder or Guarantor's obligations hereunder.

     5. This is an absolute, present and continuing guaranty of payment and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, Loan Agreement, Mortgage or any of the other Loan Documents through foreclosure or sale proceedings, as the case may be, under the Mortgage or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Loan Agreement, Mortgage or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor's obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Note, Loan Agreement, Mortgage or other Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective or be reinstated (as the case may be, and as it continues or is reinstated, shall be subject to the limitations set forth in Section 20 below) if at any time payment of all or any part of any sum payable pursuant to the Note, Loan Agreement, Mortgage or any other Loan Document is rescinded or otherwise required to be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. In the event of the foreclosure of the Mortgage and of a deficiency, Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrower would not be allowed by applicable law; however, the foregoing shall not be deemed to require that Lender institute foreclosure proceedings or otherwise resort to or exhaust any other collateral or security prior to or concurrently with enforcing this Guaranty.

     6. In the event Lender or any holder of the Note shall assign the Note to any Lender or other entity to secure a loan from such Lender or other entity to Lender or such holder for an amount not in excess of the amount which will be due, from time to time, from Borrower to Lender under the Note with interest not in excess of the rate of interest which is payable by Borrower to Lender under the Note, Guarantor will accord full recognition thereto and agree that all rights and remedies of Lender or such holder hereunder shall be enforceable against Guarantor by such Lender or other entity with the same force and effect and to the same extent as would have been enforceable by Lender or such holder but for such assignment.

     7. If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; (c) an attorney is retained to provide representation with respect to this Guaranty; or (d) an attorney is retained to represent Lender in any proceedings whatsoever in connection with this Guaranty and Lender prevails in any such proceedings, then Guarantor shall pay to Lender upon demand all attorney's fees, costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

     8. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

     9. TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A "PROCEEDING"), LENDER AND GUARANTOR IRREVOCABLY (A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF AND COUNTY OF DENVER, OR THE COUNTY OF DOUGLAS, AND STATE OF COLORADO, AND (B) WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS GUARANTY SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. LENDER AND GUARANTOR FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY COLORADO STATE OR UNITED STATES COURT SITTING IN THE CITY AND COUNTY OF DENVER OR COUNTY OF DOUGLAS AND MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE APPLICABLE PARTY AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE
DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED OR PRESENTED FOR DELIVERY.

     10. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the payment of the Indebtedness. Guarantor agrees that, until the entire Indebtedness has been paid in full, Guarantor will not seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt. Any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

     11. Any amounts received by Lender from any source on account of the Loan may be utilized by Lender for the payment of the Indebtedness and any other obligations of Borrower to Lender in such order as Lender may from time to time elect. Additionally, if the indebtedness guaranteed hereby is less than the full indebtedness evidenced by the Note, all rents, proceeds and avails of the Project, including proceeds of realization of Lender's collateral, shall be deemed applied on the indebtedness of Borrower to Lender that is not guaranteed by Guarantor until such unguaranteed indebtedness of Borrower to Lender has been fully repaid before being applied upon the indebtedness guaranteed by Guarantor.

     12. GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     13. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if sent for next business day delivery by FedEx or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

Guarantor:                       Wellsford Capital
                                 535 Madison Avenue, 26th Floor
                                 New York, New York  10022
                                 Telephone         (212) 838-3400
                                 Facsimile         (212) 421-7244

with respect to notices of default only:
                                 Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                                 New York, New York  10104
                                 Attn: Edward J. Cooke, III
                                 Telephone:  (212) 541-2000
                                 Facsimile:  (212)

Lender:                          KeyBank National Association
                                 Mailstop CO-02-WT-0401
                                 1675 Broadway, Suite 400
                                 Denver, Colorado   80202
                                 Attention:        Senior Vice President
                                               Commercial Real Estate Department
                                 Telephone:        720-904-4000
                                 Facsimile:        720-904-4420

With a copy to:                  KeyBank National Association
                                 Mailstop CO-02-WT-0401
                                 1675 Broadway, Suite 400
                                 Denver, Colorado   80202
                                 Attention:        Vice President CRE Services
                                 Telephone:        720-904-4000
                                 Facsimile:        720-904-4420

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

     14. In order to induce Lender to make the Loan, Guarantor makes the following representations and warranties to Lender set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loan.

          (a) Guarantor is duly formed, validly existing, and in good standing in its state of organization and has qualified to do business and is in good standing in any state in which it is necessary in the conduct of its business.

          (b) Guarantor maintains an office at the address set forth for such party in Section 13.

          (c) Any and all consolidated balance sheets and other financial data with respect to Guarantor which have heretofore been given to Lender by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor as of the respective dates thereof.

          (d) The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any Laws, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor's property or assets which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty, (iii) the instruments creating any trust holding title to any assets included in Guarantor's financial statements, or (iv) the organizational or other documents of Guarantor.

          (e) This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.

          (f) Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of Guarantor, threatened or affecting Guarantor, which may adversely affect Guarantor's ability to fulfill his obligations under this Guaranty. There are no judgments or orders for the payment of money rendered against Guarantor for an amount in excess of $100,000 which have been undischarged for a period of ten (10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. Guarantor is not in default under any agreements which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty.

          (g) Guarantor hereby covenants that at all times while this Guaranty is in force and effect, as of the end of each calendar quarter, Guarantor's and its subsidiaries' consolidated liquid assets, as determined in accordance with generally acceptable accounting principles, shall not be less than Five Million Dollars ($5,000,000.00).

          (h) Guarantor hereby covenants that at all times while this Guaranty is in force and effect, as of the end of each calendar quarter, Guarantor's and its subsidiaries' consolidated tangible net worth (i.e., Guarantor's and its subsidiaries' consolidated total assets, excluding intangible assets, such as good will, trademarks, patents, copyrights, organizational expenses and similar intangible assets, less all liabilities of Guarantor and its subsidiaries, including subordinated debt) shall equal or exceed Fifty Million Dollars ($50,000,000.00).

          (i) All statements set forth in the Recitals are true and correct.

     All of the foregoing representations and warranties shall be deemed remade on the date of the first disbursement of Loan proceeds, on the date of each advance of Loan proceeds, and upon any extension of the Loan pursuant to the Loan Agreement. Guarantor hereby agrees to indemnify and hold Lender free and harmless from and against all loss, cost, liability, damage, and expense, including attorney's fees and costs, which Lender may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are remade.

     15. Guarantor shall deliver or cause to be delivered to Lender all of the Guarantor financial statements to be delivered in accordance with the terms of the Loan Agreement.

     16. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall not be discharged in whole or in part by the death of Guarantor.

     17. THIS GUARANTY, THE NOTE, AND ALL OTHER INSTRUMENTS EVIDENCING AND SECURING THE LOAN SECURED HEREBY WERE NEGOTIATED IN THE STATE OF COLORADO, AND DELIVERED BY GUARANTOR OR BORROWER, AS APPLICABLE, AND ACCEPTED BY LENDER IN THE STATE OF COLORADO, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND THE UNDERLYING TRANSACTIONS EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION OF THE IMPROVEMENTS AND PERFORMANCE OF THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     18. Lender shall be entitled to honor any request for Loan proceeds made by Borrower and shall have no obligation to see to the proper disposition of such advances. Guarantor agrees that his obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such Loan proceeds.

     19. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     20. Notwithstanding anything to the contrary contained herein, Guarantor's guarantee hereunder of the repayment of all amounts due under the Note shall be limited to Seven Million Dollars ($7,000,000.00) (the "Guaranteed Amount"). Upon repayment of the Loan in the principal amount of Sixteen Million Dollars
($16,000,000.00), the Guaranteed Amount shall be reduced to Three Million Dollars ($3,000,000.00). Further, upon repayment of the Loan in the principal amount of Twenty-Four Million Dollars ($24,000,000.00), the Guaranteed Amount shall be reduced to One Million Dollars ($1,000,000.00). Except as so limited, Guarantor's obligations hereunder shall not be limited or reduced, or be deemed to have been limited or reduced, in any way.

     21. This Guaranty and all understandings and arrangements relating to this signing of the Agreement have been executed or entered into by an officer of Wellsford Capital in his/her capacity as an officer of Wellsford Capital which has been formed as a Maryland real estate investment trust, and not individually, and neither the trustees, officers or shareholders of Wellsford Capital shall be bound or have any personal liability hereunder or thereunder. All persons dealing with Wellsford Capital shall look solely to the assets of Wellsford Capital for satisfaction of any liability of Wellsford Capital in this transaction and will not seek recourse or commence any action against any of the trustees, officers or shareholders of Wellsford Capital or any of their personal assets for the performance or payment of any obligations hereunder or thereunder.


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     IN WITNESS  WHEREOF,  Guarantor has delivered this Guaranty in the State of
Colorado as of the date first written above.

           "GUARANTOR":

           WELLSFORD CAPITAL, a Maryland real estate investment trust


           By: /s/ David M. Strong
              -----------------------------------------------------------
           Its: Vice President
           Print Name: David M. Strong



STATE OF COLORADO                   )
                                                     )  ss.
CITY AND COUNTY OF DENVER  )

     The foregoing instrument was acknowledged before me this 19th day of December, 2000, by David Strong as Vice President of WELLSFORD CAPITAL, a Maryland real estate investment trust.

         Witness my hand and official seal.

         My commission expires: 10-04-03


                         /s/ Cathy Gardell
                         -----------------
                         Notary Public

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